U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                   FORM 8-K/A3

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): September 2, 2003


              Nevada                  000-10229                  81-0384984
              ------                  ---------                  ----------
  (State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
           of incorporation)                                 Identification No.)

                               POGO! PRODUCTS LTD.
                               -------------------
          (Exact name of small business issuer as specified in charter)

                              NORTHWEST GOLD, INC.
                              --------------------
                                  (Former Name)


                             590 West Central Avenue
                                     Suite E
                                 Brea, CA 92821
                                 --------------
              (Address of principal executive offices) (Zip Code)


                             Glen L. Larsen Building
                               877 North 8th West
                               Riverton, WY 82501
                               ------------------
                                (Former address)

                                  714-671-1854
                                  ------------
                           (Issuer's telephone number)

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective September 2, 2003, the firm of Grant Thornton, LLP, ("Grant Thornton"), the Company's independent accountant for the seven months ended December 31, 2002, was dismissed as a result of a change in control of the Company. Grant Thornton had audited the Company's financial statements for the seven months ended December 31, 2002 and the fiscal year ended May 31, 2002.

     In connection with the audit of the Registrant's financial statements as of December 31, 2002 and May 31, 2002 and for the seven months ended December 31, 2002 and the fiscal year ended May 31, 2002, and the interim period through September 2, 2003, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

     The audit report of Grant Thornton on the financial statements of the Registrant, as of December 31, 2002 and May 31, 2002 and for the seven months ended December 31, 2002 and the year ended May 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     Grant Thornton's report contained a separate paragraph stating that "the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has suffered recurring losses, has no current operations, and has a significant accumulated deficit, matters that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern."

     The Registrant has requested that Grant Thornton furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated September 2, 2003, has previously been is filed as
Exhibit 16.1 to the initial Form 8-K filed on or about September 9, 2003.

     In addition, the Registrant has retained the firm of Singer Lewack Greenbaum & Goldstein LLP, Los Angeles, California, to audit the Registrant's financial statement for its fiscal year ending December 31, 2003, and include such report as part of the Registrant's annual report on Form 10- KSB for its fiscal year ended December 31, 2003. This change in independent accountants was approved by the Board of Directors of the Registrant. There were no consultations between the Company and Singer Lewack prior to their appointment.

7(c).  Exhibits.

Number      Exhibit

16.2        Letter from Grant Thornton LLP.*
------------------
* Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on or about September 9, 2003.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         POGO! PRODUCTS, LTD.
                                         (Registrant)

                                         Dated: April 27, 2004


                                         By:   s/David Ahn
                                            -----------------------------------
                                            David Ahn, Chief Executive Officer